                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     Each of the undersigned officers and directors of Loral Space & Communications Ltd. hereby severally constitutes and appoints Bernard L. Schwartz, Michael B. Targoff, Michael P. DeBlasio, Eric J. Zahler, Nicholas C. Moren and Harvey B. Rein, and each of them as the attorneys-in-fact for the undersigned, in any and all capacities, with full power of substitution, to sign any and all pre- or post-effective amendments to this Registration Statement, any subsequent Registration Statement for the same offering which may be filed pursuant to Rule 462(b) under the Securities Act of 1933 and any and all pre- or post-effective amendments thereto, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or either of them, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                   NAME                                      TITLE                        DATE
------------------------------------------  ---------------------------------------  ---------------

         /s/ BERNARD L. SCHWARTZ            Chairman of the Board, Chief Executive    April 30, 1997
------------------------------------------  Officer and Director (Principal
           Bernard L. Schwartz              Executive Officer)

            /s/ HOWARD GITTIS               Director                                  April 30, 1997
------------------------------------------
              Howard Gittis

           /s/ ROBERT B. HODES              Director                                  April 30, 1997
------------------------------------------
             Robert B. Hodes

            /s/ GERSHON KEKST               Director                                  April 30, 1997
------------------------------------------
              Gershon Kekst

           /s/ CHARLES LAZARUS              Director                                  April 30, 1997
------------------------------------------
             Charles Lazarus
          /s/ MALVIN A. RUDERMAN            Director                                  April 30, 1997
------------------------------------------
            Malvin A. Ruderman

          /s/ E. DONALD SHAPIRO             Director                                  April 30, 1997
------------------------------------------
            E. Donald Shapiro

           /s/ ARTHUR L. SIMON              Director                                  April 30, 1997
------------------------------------------
             Arthur L. Simon

        /s/ THOMAS J. STANTON, JR.          Director                                  April 30, 1997
------------------------------------------
          Thomas J. Stanton, Jr.

          /s/ DANIEL YANKELOVICH            Director                                  April 30, 1997
------------------------------------------
            Daniel Yankelovich

         /s/ MICHAEL P. DEBLASIO            Senior Vice President and Chief           April 30, 1997
------------------------------------------  Financial Officer (Principal Financial
           Michael P. DeBlasio              Officer)

            /s/ HARVEY B. REIN              Vice President and Controller             April 30, 1997
------------------------------------------  (Principal Accounting Officer)
              Harvey B. Rein